EXHIBIT 10.54

FOURTH AMENDMENT TO THE

WARRANT TO PURCHASE COMMON STOCK

OF ELECTRIC CITY CORP.

The undersigned, being the authorized representatives of Electric City Corp. and The Stockpage (individually, the “Party” and collectively, the “Parties”), hereby approve the adoption of, and hereby adopt this 18th day of June, 2002, the following amendment (the “Amendment”) to that Warrant to Purchase Common Stock between Electric City Corp. and The Stockpage, dated as of January 15, 1999 (the “Agreement”):

WHEREAS, the Parties have previously executed the “Warrant to Purchase Common Stock (the “Warrant”) dated January 15, 1999; and

WHEREAS, the Parties have previously executed the “First Amendment to the Warrant to Purchase Common Stock of Electric City Corp.” (the “First Amendment”) dated February 26, 2001; and

WHEREAS, the Parties have previously executed the “Second Amendment to the Warrant to Purchase Common Stock of Electric City Corp.” (the “Second Amendment”); and

WHEREAS, the Parties have previously executed the “Third Amendment to the Warrant to Purchase Common Stock of Electric City Corp.” (the “Third Amendment”) dated August 29th, 2001; and

WHEREAS, the Parties have mutually agreed to amend the time of exercise of the Warrant; and

WHEREAS, the Parties desire to formally amend the Warrant to reflect the aforementioned modification;

NOW THEREFORE, for good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows

1. Incorporation of Recitals. The Recitals hercto are incorporated herein and are made a part hereof.

2. Amendment to Warrant. Section  1(a) of the Warrant is hereby amended to read in its entirety as follows:

“1. Exercise (a) Time of Exercise. This Warrant to Purchase Common Stock (hereinafter the “Warrant”) may be exercised in whole or in part (but not as to fractional shares) at the office of the Company, at any time or from time to time until 5:00 p.m. EST, on June 30, 2003, after which time this Warrant shall expire and be null and void if not exercised (the “Expiration Date”).”

3. Reaffirmation. The Parties hereby ratify and confirm that the Warrant, as amended hereby, remains in full force and effect.

4. Counterparts. This amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of that day and year first written above.

ELECTRIC CITY CORP.

By:	/s/ John Mitola

Its:	CEO

THE STOCKPAGE

By:	/s/ Glen Akselrod

Its:	President